As filed with the Securities and Exchange Commission on July 30, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

10801 Mastin Blvd., Suite 222, Overland Park, KS 66210

(Address of principal executive offices) (Zip code)

David J. Schulte, 10801 Mastin Blvd., Suite 222, Overland Park, KS 66210

(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2004

Item 1. Report to Stockholders.

Tortoise Energy Infrastructure Corporation

Semi-Annual Report
May 31, 2004

CONTENTS

Letter to Stockholders	1
Schedule of Investments	4
Statement of Assets & Liabilities	5
Statement of Operations	6
Statement of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9

July 30, 2004

Dear Fellow Stockholders,

Thank you for your investment in Tortoise Energy Infrastructure Corporation. You have many choices for your investments, and we appreciate the confi-dence and trust you have placed in Tortoise Energy.

We intend to provide you with the information you need to make informed decisions regarding your investment. We will communicate with you regularly through conference calls, reports, proxy statements and press releases. You are also welcome to contact the Company by phone or you can visit our website at www.tortoiseenergy.com. This report is for the period beginning February 27, 2004 (commencement of operations) through May 31, 2004.

Tortoise Energy’s Investment Objective

Each Tortoise Energy share represents a portfolio of strategically selected investments in master limited partnerships (MLPs) in the energy infrastructure sector. Our goal is to provide our stockholders with a high level of total return with an emphasis on dividends.

Energy infrastructure MLPs are engaged in the transportation, storage and processing of hydrocarbon natural resources from production points to the end users. Our investments are primarily in midstream pipeline and processing operations, which produce steady streams of cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.

A Tortoise Energy Investment versus a Direct Investment in MLPs

The Company provides its stockholders with an efficient alternative to investing directly in MLPs. A direct investment in an MLP offers the opportunity to receive an attractive distribution that is approximately 80% tax deferred. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans and mutual funds. Tortoise Energy is structured as a C Corporation — paying the taxes on the income allocated from MLP investments. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions are able to join individual stockholders as investors in MLPs.

Additional features of Tortoise Energy include:
  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple required state filings for individual partnership investments,

1

  A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf,
  The ability to access investment grade credit markets to enhance the portfolio size and dividend rate, and
  Access to private placements and other investments not available through the public markets.

  Operating and Financing Highlights

  In February 2004, Tortoise Energy completed its initial public offering (IPO) of common stock and began trading on the New York Stock Exchange (TYG). In its offering Tortoise Energy issued 12.6 million shares of its common stock at $25 per share for gross proceeds of $315 million.

  Since Tortoise Energy’s IPO, we have been building a portfolio of quality MLPs. As of the date of this letter we have fully invested proceeds of the IPO. Information on our portfolio as of May 31 is provided in this report.

  Tortoise Energy paid its first dividend of $0.20 per share to stockholders on June 4, 2004. This dividend was funded from cash distributions from MLPs and interest from temporary investments. With a fully invested fund and moderate growth from the MLPs in our portfolio, we should have the opportunity to increase the dividend and provide attractive total returns to our stockholders in the future.

Calculation of Distributable Cash Flow (‘‘DCF’’)
Three months ended May 31, 2004(1)

Cash Received from Investments	$3,305,773
Net Operating Expenses(2)	752,465
DCF	$2,553,308
Shares Outstanding	12,623,047
Dividend per Share (100% DCF)	$0.20

(1)	For complete financial information refer to the unaudited financial statements and footnotes included in this report.
(2)	Current and less the expense reimbursement and waiver from the advisor.

  The Board of Directors of Tortoise Energy, the majority  of whom are independent, adopted a policy to pay at least 95% of distributable cash flow (‘‘DCF’’) on an annual basis.  Distributable cash flow is the amount received as cash or paid-in-kind distributions from MLP investments and interest payments received on debt securities, less current or anticipated operating expenses, current income taxes and leverage costs.

  In March 2004, Tortoise Energy invested in a private equity offering of Plains All American Pipeline, LP securities. The funds were used by Plains All American in the completion of an acquisition. This transaction is an example of the kinds of alternative investments Tortoise Energy has made on behalf of its stockholders — providing more diversified investment opportunities within the MLP sector.

2

  On July 15, 2004 Tortoise Energy successfully completed an offering of Auction Rate Senior Notes raising a total of $110 million, before fees and expenses of the transaction. The notes are rated ‘‘Aaa’’ and ‘‘AAA’’ by Moody’s Investors Services, Inc. and Fitch Ratings, respectively. Including the net proceeds from the sale of the notes, total assets of Tortoise Energy would have been approximately $410 million at the end of June. This will provide Tortoise Energy with many new investing opportunities for our stockholders. Having fully invested the proceeds of the IPO, we are now investing the proceeds of the notes and expect to be able to reach our full dividend level by the quarter ended November 30th.

  MLP Outlook

  Over the last few months, rising interest rates have caused declines in MLP share prices. In our opinion, this makes investment opportunities for Tortoise Energy more attractive because, despite this market trend, the fundamentals within the industry have remained strong.

  According to Lehman Brothers research, there has been $2.3 billion of new equity raised by energy infrastructure MLPs so far in 2004. Thirty-eight new M&A transactions so far this year are leading indicators of future equity demands by MLPs. As a result of growth, eight energy infrastructure MLPs increased their dividends by an average of 3.6% in the first quarter of 2004. Additionally, natural gas and petroleum product demand is expected to grow in the near future, favorably impacting volumes.

  With the strength of the energy infrastructure sector and the innovative investment structure pioneered by Tortoise Energy, the Company is well positioned to deliver yield, growth and quality to our stockholders.

  Sincerely,

  Kevin Birzer, Chairman

  David Schulte, President and CEO

  Terry Matlack, CFO

  Zachary Hamel, Portfolio Manager

  Ken Malvey, Portfolio Manager

3

Tortoise Energy Infrastructure Corporation

SCHEDULE OF INVESTMENTS (Unaudited)		May 31, 2004

MASTER LIMITED PARTNERSHIPS — 77.39%	Shares	Value

Coal — 3.36%
Natural Resource Partners L.P.

Crude/Refined Products Pipelines — 62.33%	253,700	$9,615,230
Enbridge Energy Partners, L.P.	248,600	11,177,056
Kaneb Pipe Line Partners, L.P.	250,000	11,242,500
Kinder Morgan Energy Partners, L.P.	118,400	4,849,664
Kinder Morgan Management, LLC*	757,110	28,353,770
K-Sea Transportation Partners L.P.	57,000	1,443,810
Magellan Midstream Partners, L.P.	520,417	25,068,487
Pacific Energy Partners, L.P.	379,000	9,774,410
Plains All American Pipeline, L.P.	13,100	417,235
Plains All American Pipeline, L.P. — Unregisteredˆ	1,142,760	34,945,601
Sunoco Logistics Partners L.P.	838,200	27,903,678
TEPPCO Partners, L.P.	303,600	11,354,640
Valero L.P.	249,100	11,916,944

		178,447,795
Natural Gas/NGL Pipelines — 7.99%
Enterprise Products Partners L.P.	735,700	15,412,915
GulfTerra Energy Partners, L.P.	195,895	7,471,435

		22,884,350
Natural Gas Gathering/Processing — 3.71%
Energy Transfer Partners, L.P.	160,700	6,138,740
Markwest Energy Partners, L.P.	119,900	4,472,270

		10,611,010
TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $233,102,642)		221,558,385
	Principal
PROMISSORY NOTES — 2.99%	Amount

K-Sea Transportation Partners L.P. — Unregistered,
8.000%, Due 03/31/2009 (Cost $8,571,055)ˆ	$8,700,000	8,571,055

SHORT-TERM INVESTMENTS — 21.36%

U.S. Treasury Bills — 12.22%
0.784%, Due 06/03/2004	35,000,000	34,998,483
Investment Companies — 9.14%	Shares

First American Prime Obligations Fund — Class Z	13,080,370	13,080,370
First American Treasury Obligations Fund — Class Z	13,080,370	13,080,370

		26,160,740
TOTAL SHORT-TERM INVESTMENTS
(Cost $61,159,224)		61,159,223

TOTAL INVESTMENTS — 101.74% (Cost $302,832,921)		291,288,663
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.74)%		(4,986,843)

TOTAL NET ASSETS — 100.00%		$286,301,820

  Footnotes and Abbreviations
*	Security distributions are paid in kind.
ˆ	Fair valued securities amount to $43,516,656 which represent 15.20% of the Company’s net assets.

See Accompanying Notes to Financial Statements.
4

Tortoise Energy Infrastructure Corporation

STATEMENT OF ASSETS & LIABILITIES (Unaudited)	May 31, 2004

ASSETS:
Investments at value (cost $302,832,921)	$291,288,663
Dividends and interest receivable	75,497
Prepaid expenses	60,247

Total assets	291,424,407

LIABILITIES:
Dividend payable	2,524,609
Payable for securities purchased	1,918,120
Advisory fee payable	348,513
Accrued expenses and other liabilities	331,345

Total liabilities	5,122,587

Net assets	$286,301,820

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 12,623,047 shares issued and
outstanding (100,000,000 shares authorized)	$12,623
Additional paid-in capital	300,495,985
Accumulated deficit	(14,206,788)

Net assets	$286,301,820

Net Asset Value per share	$22.68

See Accompanying Notes to Financial Statements.
5

Tortoise Energy Infrastructure Corporation

STATEMENT OF OPERATIONS (Unaudited)

Period from February 27, 2004(1) through May 31, 2004
INVESTMENT INCOME
Dividends and distributions	$442,722
Interest	458,453

Total Investment Income	901,175
EXPENSES
Advisory fees	697,176
Organizational expenses	286,344
Professional fees	74,486
Administration fees	51,371
Reports to shareholders	22,170
Custodian fees and expenses	18,291
Other expenses	15,094
Directors’ fees	14,718
Fund accounting fees	14,124
Registration fees	9,484
Transfer agent fees	4,341

Total Expenses	1,207,599

Less, expense reimbursement by Adviser	(168,790)

Net Expenses	1,038,809

NET INVESTMENT LOSS	(137,634)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(287)
Net change in unrealized depreciation of investments	(11,544,258)

Net Realized and Unrealized Loss on Investments	(11,544,545)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,682,179)

(1)	Commencement of Operations.

See Accompanying Notes to Financial Statements.
6

Tortoise Energy Infrastructure Corporation

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

Period from February 27, 20041) through May 31, 2004
Operations:
Net investment loss	$(137,634)
Net realized loss on sale of investments	(287)
Net change in unrealized depreciation of investments	(11,544,258)

Net decrease in net assets resulting from operations	(11,682,179)

Distributions to Shareholders	(2,524,609)
Capital Share Transactions
Proceeds from initial public offering of 11,000,000 common shares	275,000,000
Proceeds from issuance of 1,600,000 common shares in
connection with exercising an overallotment option granted
to underwriters of the initial public offering	40,000,000
Underwriting discounts and offering expenses associated with
the issuance of common shares	(14,859,814)
Net increase in net assets from capital share
transactions	300,140,186

Total increase in net assets	285,933,398
Net Assets:
Beginning of period	368,422

End of period	$286,301,820

(1)	Commencement of Operations.

See Accompanying Notes to Financial Statements.
7

Tortoise Energy Infrastructure Corporation

FINANCIAL HIGHLIGHTS (Unaudited)

Period from February 27, 20041) through May 31, 2004
Per Share Data(2)
Net Asset Value
Beginning of Period(3)	$23.88
Income from Investment Operations:
Net investment loss(4)	(0.01)
Net realized and unrealized loss on investments	(0.99)

Total loss from investment operations	(1.00)

Less Distributions to shareholders	(0.20)
Net Asset Value, end of period	$22.68

Per share market value, end of period	$24.20
Total Investment Return Based on Market Value(5)	(2.40)%
Supplemental Data and Ratios(6)
Net assets, end of period (000’s)	$286,302
Ratio of expenses to average net assets before waiver:	1.65%
Ratio of expenses to average net assets after waiver:	1.42%
Ratio of expenses, without regard to non-recurring
organizational expenses to average net assets before
waiver:	1.26%
Ratio of expenses, without regard to non-recurring
organizational expenses to average net assets after waiver:	1.03%
Ratio of investment loss to average net assets before waiver:	(0.42)%
Ratio of investment loss to average net assets after waiver:	(0.19)%
Portfolio turnover rate	0%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Represents net asset value on February 27, 2004, including the effect of the Company’s initial public offering on that date, after deduction of offering costs.
(4)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent financial reporting and tax differences.
(5)
  Not Annualized. Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(6)	Information is annualized for periods less than one full year.

See Accompanying Notes to Financial Statements.
8

  TORTOISE ENERGY INFRASTRUCTURE CORPORATION

  NOTES TO FINANCIAL STATEMENTS
  UNAUDITED

  May 31, 2004

  1.   Organization

  Tortoise Energy Infrastructure Corporation (the ‘‘Company’’) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to shareholders. The Company seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of publicly traded master limited partnerships in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s shares are listed on the New York Stock Exchange under the symbol ‘‘TYG’’.

  2.   Significant Accounting Policies

  A. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  B. Investment Valuation – The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of that exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ Stock Market, Inc. (‘‘NASDAQ’’) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the closing bid price on such day.

  The Company may invest up to 30% of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as securities with similar yields, quality, type of issue, coupon, duration and rating.

9

  The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a ‘‘significant event’’), the portfolio securities so affected will generally be priced using a fair value procedure.

  C. Security Transactions and Investment Income – Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (‘‘MLPs’’), generally are comprised of income and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

  D. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from earnings and profits may differ from their ultimate characterization for federal income tax purposes. The Company estimates that the current dividend distribution, for book purposes, is comprised of 80% return of capital and 20% ordinary income. For tax purposes, the Company estimates the current dividend distribution is comprised of 100% return of capital. The Company is unable to make final determinations as to the characteristics of the distribution until after the end of the calendar year. The Company will inform shareholders of the final characteristics of the distribution during the month of January 2005.

  E. Federal Income Taxation – The Company is treated as a corporation for federal and state income tax purposes. Thus, the Company is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.

  Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.

10

  F. Organization Expenses and Offering Costs – The Company is responsible for paying all organization expenses. Organization costs are expensed as incurred, and are reported in the accompanying statement of operations.

  3.   Concentration of Risk

  The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to its shareholders. Under normal circumstances, the Company intends to invest at least 90% of its total assets in securities of domestic energy infrastructure companies, and will invest at least 70% of its total assets in equity securities of MLPs. The Company may invest up to 25% of its assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

  4.   Agreements

  The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the ‘‘Adviser’’). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95% of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) (‘‘Managed Assets’’), if any, in exchange for the investment advisory services provided. For the period following the commencement of the Company’s operations through January 31, 2006, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23% of the average monthly Managed Assets of the Company. For years ending January 31, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10% of the average monthly Managed Assets of the Company.

  The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company’s Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $45,000.

11

  Computershare Investor Services, LLC will serve as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

  U.S. Bank N.A. will serve as the Company’s custodian. The Company will pay the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company’s Managed Assets and 0.01% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.

  5.   Income Taxes

  Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. However, the Company has an equal and offsetting valuation allowance against its net deferred income tax asset, since the Company has not developed a history of taxable income, based on available evidence. Components of the Company’s deferred tax assets and liabilities as of May 31, 2004 are as follows:

Total deferred tax assets	$4,746,879
Total deferred tax liabilities	(172,661)
Valuation allowance	(4,574,218)

Total	$—

  The Company has deferred tax assets of $106,044 related to organizational costs that have been deferred and are amortizable in future periods for tax purposes. In addition, the Company has deferred tax assets of $4,520,587 and $120,248 related to the unrealized depreciation on the securities held by the Company and net operating loss carryforwards, respectively. The Company’s deferred tax liability of $172,661 related to the amount received from MLPs that is recorded as net investment income for financial statement purposes. The amount of taxes anticipated based on statutory rates differ from tax expense actually recorded due to the Company’s valuation allowance on the net deferred tax asset.

  6.   Investment Transactions

  For the period ended May 31, 2004, the Company purchased securities in the amount of $235,169,503 (excluding short-term debt securities). There were no sales of securities during the period.

12

  At May 31, 2004, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,346,291
Gross unrealized depreciation	(12,447,827)

Net unrealized depreciation	$(11,101,536)

  7.   Common Stock

  There are 100,000,000 shares of beneficial interest authorized and 12,623,047 shares outstanding at May 31, 2004. Transactions in shares were as follows:

  Beginning shares   23,047 Shares sold   12,600,000 Shares issued through reinvestment of distributions   —Ending shares   12,623,047

  8.   Subsequent Event

  On June 14, 2004 the Company’s Board of Directors approved plans issue notes payable and preferred stock. The Company has filed a registration statement related to such offering of notes payable, and expects that the notes will be issued during the third quarter of 2004, subject to obtaining required regulatory approvals. The Company to issue series A and B auction rate senior notes in the amount of $110,000,000.

13

  (This page intentionally left blank)

14

  (This page intentionally left blank)

15

  INVESTMENT ADVISOR

  Tortoise Capital Advisors, LLC
  10801 Mastin Boulevard, Suite 222
  Overland Park, KS 66210

  Executive Management of
  Tortoise Capital Advisors

  David J. Schulte
  H. Kevin Birzer
  Zachary A. Hamel
  Kenneth P. Malvey
  Terry Matlack

  Board of Directors of
  Tortoise Energy Infrastructure Corp.

H. Kevin Birzer	Chairman
Terry Matlack	Tortoise Capital Advisors
Conrad S. Ciccotello	Independent
John R. Graham	Independent
Charles E. Heath	Independent

16

  ADMINISTRATOR
  U.S. Bancorp Fund Services, LLC
  615 East Michigan Street Milwaukee, WI 53202

  TRANSFER AGENT
  Computershare Investor Services, LLC
  2 North LaSalle Street Chicago, IL 60602

  CUSTODIAN
  U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202

  LEGAL COUNSEL
  Blackwell Sanders Peper Martin, LLP
  2300 Main Street Kansas City, MO 64108

  INDEPENDENT ACCOUNTANTS
  Ernst & Young LLP
  One Kansas City Place
  1200 Main Street
  Kansas City, MO 64105

  TOLL FREE TELEPHONE NUMBER:
  1-888-728-8784

  WEBSITE:
  www.tortoiseenergy.com

17

Tortoise Energy Infrastructure Corporation
10801 Mastin Blvd., Suite 222 ) Overland Park, Kansas 66210

  Item 2. Code of Ethics.

  Not applicable.

  Item 3. Audit Committee Financial Expert.

  Not applicable.

  Item 4. Principal Accountant Fees and Services.

  Not applicable.

  Item 5. Audit Committee of Listed Registrants.

  Not applicable.

  Item 6. Schedule of Investments.

  Not applicable.

  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

  Not applicable.

  Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

  Not applicable.

  Item 9. Submission of Matters to a Vote of Security Holders.

  Not Applicable.

  Item 10. Controls and Procedures.

  (a)The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

  (b)There were no changes in the Registrant's internal controls over financial reporting, as defined in Rule 30a-3(d), that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

  Item 11. Exhibits.

  (a)(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

  (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

  (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

  (b)Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  (Registrant) Tortoise Energy Infrastructure Corporation

  By (Signature and Title)_/s/ David J. Schulte
                               David J. Schulte, President

  Date July 30, 2004

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

  By (Signature and Title)* _/s/ David J. Schulte
                                                 David J. Schulte, President

  Date July 30, 2004

  By (Signature and Title)* _/s/ Terry C. Matlack
                                                 Terry C. Matlack, Treasurer

  Date July 30, 2004

  * Print the name and title of each signing officer under his or her signature.